UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 10, 2022

CANOO INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38824 (Commission File Number)	82-1476189 (I.R.S. Employer Identification Number)

19951 Mariner Avenue Torrance, California	90503
(Address of principal executive offices)	(Zip Code)

(424) 271-2144

(Registrant’s telephone number,

including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GOEV	The Nasdaq Global Select Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	GOEVW	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Common Stock Subscription Agreements

On May 10, 2022, Canoo Inc. (the “Company”) entered into Common Stock Subscription Agreements (the “Subscription Agreements”) providing for the purchase of an aggregate of 13,698,630 shares (the “PIPE Shares”) of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), at a price of $3.65 per PIPE Share (the “Purchase Price”) for an aggregate Purchase Price of $50.0 million (the “Private Placement”). The purchasers of the PIPE Shares (the “Purchasers”) are special purpose vehicles managed by entities affiliated with Mr. Tony Aquila, the Company’s Executive Chairman and Chief Executive Officer.

The closing of the Private Placement (the “Closing”) is expected to occur on or about May 18, 2022, subject to customary closing conditions.

The Subscription Agreements include customary representations, warranties and covenants of the parties. The Company expects to use the proceeds from the Private Placement for general corporate purposes.

Pursuant to the Subscription Agreements, the PIPE Shares will be subject to a one-year lock-up period (the “Restricted Period”) and within 30 calendar days of the date of expiration of the Restricted Period, the Company has agreed to file with the Securities and Exchange Commission (the “Commission”) a registration statement providing for the resale by the Purchasers of the PIPE Shares.

The foregoing description of the Subscription Agreements is qualified in its entirety by reference to the Form of Common Stock Subscription Agreement, which is filed hereto as Exhibit 10.1 and which is incorporated herein by reference.

Standby Equity Purchase Agreement

On May 10, 2022, the Company entered into a Standby Equity Purchase Agreement (the “SEPA”) with YA II PN, Ltd. (“Yorkville”). Pursuant to the SEPA, the Company will have the right, but not the obligation, to sell to Yorkville up to $250,000,000 of its shares of Common Stock (the “SEPA Shares”), at the Company’s request any time during the 36 months following the execution of the SEPA. Each sale the Company requests under the SEPA (each, an “Advance” and collectively, the “Advances”) may be for a number of shares of Common Stock with an aggregate value of up to $50,000,000. The SEPA Shares would be purchased at 97.5% of the Market Price (as defined pursuant to the SEPA). In addition, the issuance of shares under the SEPA would be subject to certain limitations, including that the aggregate number of shares of Common Stock issued pursuant to the SEPA cannot exceed 19.9% of the Company’s outstanding Common Stock as of May 10, 2022 (referred to as the “Exchange Cap”).

In addition to the Company’s right to request Advances, the Company may also request one or more pre-advance loans (each, a “Pre-Advance Loan” and collectively, the “Pre-Advance Loans”) from Yorkville, pursuant to the terms and conditions set forth in the SEPA and the accompanying promissory note attached thereto. The Company may request an initial Pre-Advance Loan in an aggregate principal amount of up to $50,000,000, subject to certain conditions precedent, including (i) the effectiveness of a registration statement relating to the SEPA Shares issuable in connection with the Advance, (ii) that the market price of the Common Stock is greater than $3.75 per share as measured by the daily VWAP (as defined pursuant to the SEPA) of the three consecutive trading days immediately prior to the date of determination, and (iii) that the Company completes an equity capital raise after May 10, 2022 in which the Company receives net proceeds of at least $125 million. Pre-Advance Loans may be repaid with the proceeds of an Advance or repaid in cash.

As consideration for Yorkville’s commitment to purchase the SEPA Shares at the Company’s direction upon the terms and subject to the conditions set forth in the SEPA, upon execution of the SEPA, the Company issued 164,042 shares of Common Stock to Yorkville (the “Commitment Fee Shares”).

Yorkville’s obligation to purchase the SEPA Shares is subject to a number of conditions, including that a registration statement (the “SEPA Registration Statement”) be filed with the Commission, registering the Commitment Fee Shares and the shares to be issued pursuant to an Advance under the Securities Act of 1933, as amended, and that the SEPA Registration Statement is declared effective by the Commission.

The foregoing description of the SEPA is qualified in its entirety by reference to the SEPA, which is filed hereto as Exhibit 10.2 and which is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 above is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit Number	Description
10.1	Form of Common Stock Subscription Agreement
10.2*	Standby Equity Purchase Agreement, dated May 10, 2022, by and between Canoo Inc. and YA II PN, Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K and will be provided on a supplemental basis to the Securities and Exchange Commission upon request.

Forward-Looking Statements

This report contains forward-looking statements, and any statements other than statements of historical fact could be deemed to be forward-looking statements. These forward-looking statements include, among other things, statements regarding the timing of the Closing, the amount of proceeds to be received by the Company from the sale of the PIPE Shares and the uses thereof, the filing of the SEPA Registration Statement, and related matters. These statements are subject to risks and uncertainties, including the failure of closing conditions to be satisfied, and actual results may differ materially from these statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2022	CANOO INC.

	By:	/s/ Hector Ruiz
	Name:	Hector Ruiz
	Title:	General Counsel and Corporate Secretary